Exhibit 99.1

Martha Stewart Living Omnimedia Announces Preliminary Stockholder Merger

Consideration Election Results

NEW YORK, December 2, 2015 /PRNewswire/ — Martha Stewart Living Omnimedia, Inc. (“MSLO”) (NYSE:MSO) announced today the preliminary results of the merger consideration elections made by stockholders of the company in connection with the company’s proposed merger transactions with Sequential Brands Group, Inc. (“Sequential”) (Nasdaq: SQBG).

Pursuant the Agreement and Plan of Merger, dated June 22, 2015, as amended October 22, 2015, between MSLO, Sequential, Singer Madeline Holdings, Inc. (“TopCo”), Singer Merger Sub, Inc. and Madeline Merger Sub, Inc. (the “Merger Agreement”), MSLO stockholders were entitled to either (i) $6.15 in cash or (ii) a number of shares of TopCo equal to $6.15 divided by the volume weighted average price of Sequential common stock during the five-day period ending on the trading day immediately prior to closing. The MSLO stockholder election is subject to proration to ensure that the aggregate cash paid and the number of shares of TopCo common stock issued will each represent 50% of the aggregate merger consideration.

The deadline for MSLO stockholder elections expired at 5:00 pm Eastern Time on December 1, 2015 (the “Election Deadline”).

Based on available information as of the Election Deadline, the preliminary merger consideration election results are as follows:

•	Holders of approximately 21.8% of the outstanding MSLO common stock, or 12,513,909 shares, elected to receive all of their consideration in the form of shares of TopCo, subject to proration.

•	Holders of approximately 44.5% of the outstanding MSLO common stock, or 25,576,485 shares, elected to receive all of their consideration in the form of cash, subject to proration.

•	Holders of approximately 20.1% of the outstanding MSLO common stock, or 11,597,002 shares, elected to receive half of their consideration in the form of shares of TopCo and half in the form of cash. Such holders’ election is not subject to proration.

•	Holders of approximately 13.6% of the outstanding MSLO common stock, or 7,820,969 shares, failed to make a valid election prior to the Election Deadline and will receive the form of consideration set forth in the Merger Agreement.

Because the preliminary results indicate that the cash election option is oversubscribed, such election will be prorated pursuant to the terms set forth in the Merger Agreement and as further described in the registration statement on Form S-4 (File No. 333-205940), dated October 22, 2015, which included a prospectus with respect to the shares to be issued in the proposed transaction, and a proxy statement for the stockholders of MSLO and an information statement for the stockholders of SQBG. After the final results of the merger consideration election process are determined, the final allocation of the merger consideration will be calculated in accordance with the terms of the Merger Agreement.

MSLO anticipates that the merger transactions with Sequential will close on December 4, 2015.

About Martha Stewart Living Omnimedia, Inc.

Martha Stewart Living Omnimedia, Inc. (NYSE: MSO) is a diversified media and merchandising company, inspiring and engaging consumers with unique lifestyle content and distinctive products. MSLO reaches approximately 100 million consumers across all media platforms each month and has a growing retail presence in thousands of retail locations. MSLO’s media brands, available across multiple platforms, include Martha Stewart Living, Martha Stewart Weddings, and Everyday Food; MSLO also offers books and utility Apps. MSLO’s television and video programming includes “Martha Stewart’s Cooking School” and “Martha Bakes” series on PBS, in addition to made-for-the-web video and a vast library of how-to content available online. MSLO also designs high-quality Martha Stewart products in a range of lifestyle categories available through select retailers, including The Home Depot, Macy’s, JCPenney, Staples, PetSmart, Michaels and Jo-Ann Fabric & Craft Stores. The MSLO family of brands also includes Chef Emeril Lagasse’s media and merchandising properties. Additional information about MSLO is at www.marthastewart.com.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of MSLO are forward-looking statements (“forward-looking statements”) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. MSLO’s and SQBG’s actual results could differ materially from those stated or implied in forward-looking statements. Forward-looking statements include statements concerning guidance, plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “forecasts,” “projects,” “aims,” “targets,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect MSLO’s current views with respect to future events, based on what MSLO believes are reasonable assumptions. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that the Singer Madeline Holdings, Inc., SQBG and MSLO have filed with the Securities and Exchange Commission (the “SEC”); (ii) general economic, market, or business conditions; (iii) risks associated with the ability to consummate the transaction and the timing of the closing of the transaction; (iv) the ability to successfully integrate SQBG’s and MSLO’s operations and employees; (v) the ability to realize anticipated benefits and synergies of the transaction; (vi) the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, licensees, customers and competitors; and (vii) other circumstances beyond MSLO’s control. Refer to section entitled “Risk Factors” set forth each of in SQBG’s and MSLO’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for a discussion of important risks, uncertainties and other factors that may affect the Company’s business, results of operations and financial condition. Stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. MSO is not under any obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

The proposed transaction involving Singer Madeline Holdings, Inc., SQBG and MSLO has been submitted to the stockholders of MSLO for their consideration. In connection with the proposed transaction, Singer Madeline Holdings, Inc. filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) (File No. 333-205940), which included a prospectus with respect to the shares to be issued in the proposed transaction, and a proxy statement for the stockholders of MSLO and an information statement for the stockholders of SQBG (the “Combined Statement”) and each of MSLO and SQBG have mailed the Combined Statement to their respective stockholders and have filed, and will continue to file, other documents regarding the proposed transaction with the SEC. The definitive Registration Statement and the Combined Statement contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT AND THE COMBINED STATEMENT CAREFULLY, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. The Registration Statement, the Combined Statement and other relevant materials (as they become available) and any other documents filed or furnished by MSLO, SQBG or Singer Madeline Holdings, Inc. with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders are able to obtain free copies of the Registration Statement and the Combined Statement from Sequential by going to its investor relations page on its corporate website at ir.sequentialbrandsgroup.com and from MSLO on its investor relations page on its corporate website at www.marthastewart.com/ir.